UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2011

AsiaInfo-Linkage, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15713	752506390
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4th Floor, Zhongdian Information Tower, 6 Zhongguancun South Street

Haidian District, Beijing 100086, China

(Address of principal executive offices)

+8610 8216 6688

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On January 27, 2011, AsiaInfo-Linkage, Inc. (the “Company”) entered into an amendment (the “Amendment”) to that certain Stockholders’ Agreement by and among the Company, Edward Tian, Libin Sun, and Linkage Technologies International Holdings Limited dated December 4, 2009 (the “Stockholders’ Agreement”). Pursuant to the Amendment, Mr. Tian, a director of the Company, and Mr. Sun, a director and the Executive Co-Chairman of the Company, agreed to vote all of their respective voting shares in favor of the election or re-election to the Company’s Board of Directors (the “Board”) of the other. On all other matters (except their own election to the Board), Mr. Tian and Mr. Sun agreed to consult with each other prior to any vote of stockholders and attempt in good faith to agree on whether they shall vote their respective voting shares for or against, or abstain or withhold authority with respect to, all matters so submitted to the stockholders of the Company for their approval. In the event they fail to agree on such other matter, Mr. Tian and Mr. Sun agreed to vote their respective voting shares for or against, or to abstain or withhold authority with respect to, such other matter in proportion to the votes for and against, and the abstentions and withholds, of the outstanding shares of capital stock of the Company entitled to vote generally in the election of directors that are not held by Mr. Tian or Mr. Sun. In addition, the Amendment provides that the Stockholders’ Agreement shall continue in full force and effect until the earlier of (i) July 1, 2013, and (ii) the date on which either of Mr. Tian or Mr. Sun beneficially owns (as defined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended) less than 5% of the voting securities of the Company.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 10.1, and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

10.1	First Amendment to Stockholders’ Agreement, dated January 27, 2011, by and among the Company, Linkage, Edward Tian and Libin Sun

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AsiaInfo-Linkage, Inc.

Date: February 2, 2011		/s/ Michael Wu
	Name:	Michael Wu
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1	First Amendment to Stockholders’ Agreement, dated January 27, 2011, by and among the Company, Linkage, Edward Tian and Libin Sun